Condensed Statement of Operations - USD ($)	3 Months Ended	6 Months Ended
	Sep. 30, 2016	Sep. 30, 2016
REVENUES	$ 0	$ 0
OPERATING EXPENSES
Operating expenses	12,973	14,535
Total Operating Expenses	(12,973)	(14,535)
OPERATING LOSS	(12,973)	(14,535)
Interest expense	(180)	(180)
NET LOSS BEFORE INCOME TAXES	(13,153)	(14,715)
Provision for income taxes	0	0
NET LOSS	$ (13,153)	$ (14,715)
BASIC AND DILUTED LOSS PER SHARE	$ (0.00)	$ (0.00)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	19,000,000	19,389,610